UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 2, 2005
                                                         ----------------

                                OHIO LEGACY CORP
                                ----------------
             (Exact name of registrant as specified in its charter)

            OHIO                       000-31673                 34-1903890
            ----                       ---------                 ----------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

 305 West Liberty Street, Wooster, Ohio                             44691
------------------------------------------                       ------------
 (Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code (330) 263-1955
                                                           --------------

                                       N/A
                                      -----
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 2, 2005, the registrant issued a press release regarding its quarterly financial results, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Any statement in the attached press release that is not a statement of historical fact may be deemed to be a forward-looking statement, which involves known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially and significantly different from any future results, performance or achievements expressed or implied by such forward-looking statements.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

           Exhibit
           Number               Description
           ------               -----------

            99.1                Press release dated November 2, 2005


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     OHIO LEGACY CORP
                                                     ---------------------------
                                                     (Registrant)

Date: November 2, 2005
                                                     /s/ ERIC S. NADEAU
                                                     ---------------------------
                                                     Eric S. Nadeau
                                                     Chief Financial Officer and
                                                     Treasurer